LKCM FUNDS

LKCM Aquinas Small Cap Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Value Fund
(the “Funds”)

Supplement dated March 9, 2016
To the Summary Prospectuses, Prospectuses and Statement of Additional Information
dated May 1, 2015

The Board of Trustees of LKCM Funds (the “Trust”), upon the recommendation of Luther King Capital Management Corporation (“LKCM”), the investment adviser to each Fund, has approved a Plan of Reorganization and Dissolution (the “Plan”) pursuant to which the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, would be reorganized into the LKCM Aquinas Value Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganizations”).

Consummation of the Reorganizations is expected to be subject to a number of conditions, including approval of the Plan by shareholders of each Acquired Fund.  If the Plan is approved by shareholders of each Acquired Fund and the Reorganizations are completed, it is anticipated that:  (1) the Acquiring Fund will change its name to the “LKCM Aquinas Catholic Equity Fund,” (2) the level at which LKCM waives a portion of its fee and/or reimburses the Acquiring Fund to limit the Acquiring Fund’s Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, and extraordinary expenses) will be reduced from 1.50% per annum to 1.00% per annum, (3) the fee rate paid by the Acquiring Fund pursuant to its distribution plan under Rule 12b-1 will be reduced from 0.25% per annum to 0.10% per annum, and (4) certain investment strategies of the Acquiring Fund would be modified, including that the Acquiring Fund would adopt a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  This policy would be non-fundamental, which means that it could be changed by the Board of Trustees without shareholder approval.

Upon consummation of the Reorganizations, shares of each Acquired Fund would be exchanged for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of each Acquired Fund as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganizations.  It is anticipated that each Reorganization will qualify as a tax-free reorganization for federal income purposes and, as a result, shareholders of an Acquired Fund would not recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations.  It is further anticipated that no sales loads, commissions or other transaction fees will be imposed on shareholders of an Acquired Fund in connection with the tax-free exchange of their shares in connection with the Reorganizations.

Shareholders of each Acquired Fund will be asked to consider and approve the Plan at a special meeting of shareholders expected to be held during the second calendar quarter of 2016.  Detailed information about the Plan and the Reorganizations, including the similarities and differences between each Acquired Fund and the Acquiring Fund, will be discussed in a combined proxy statement/prospectus to be distributed to shareholders of the Acquired Funds prior to the special meeting of shareholders.

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Please retain this supplement for future reference.